SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 12, 2002

                            ULTRALIFE BATTERIES, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

         0-20852                                         16-1387013
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(Commission File Number)                    (I.R.S. Employer Identification No.)

                 2000 Technology Parkway, Newark, New York 14513
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               (Address of principal executive offices) (Zip Code)

                                 (315) 332-7100
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              (Registrant's telephone number, including area code)
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Item 8. Change in Fiscal Year.

      On December 12, 2002, the Company's Board of Directors approved changing the Company's fiscal year-end from June 30 to December 31. This change will be made for the period ending December 31, 2002. The Company will file a transition report on Form 10-K for the six-month period ending December 31, 2002.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ULTRALIFE BATTERIES, INC.

Dated: December 13, 2002                       By: /s/ Robert W. Fishback
                                                   ----------------------------
                                                   Robert W. Fishback
                                                   Vice President - Finance and
                                                   Chief Financial Officer